Share Capital and Reserves	12 Months Ended
Mar. 31, 2021
Share Capital And Reserves
Share Capital and Reserves

15. SHARE CAPITAL AND RESERVES

Share capital

In August 2020, the Company offered 747,000 common stocks to an individual investor. The subscription price was $5.00 per share. The proceeds were all received in August 2020.

On December 31, 2020, the Company offered 600,000 common stocks to an individual investor. The subscription price was $5.00 per share. The proceeds received will be used for working capital and other general corporate purposes.

Statutory reserve

In accordance with the relevant laws and regulations of the PRC, the subsidiary of the Company established in the PRC is required to transfer 10% of its profit after taxation prepared in accordance with the accounting regulations of the PRC to the statutory reserve until the reserve balance reaches 50% of the subsidiary’s paid-up capital. Such reserve may be used to offset accumulated losses or increase the registered capital of the subsidiary, subject to the approval from the PRC authorities, and are not available for dividend distribution to the shareholders. The amount appropriated to statutory reserve for the years ended March 31, 2021 and 2020 were $10,937 and $1,735, respectively. In November 2020, consolidated statutory reserve of $20,630 was transferred to additional paid in capital because there was no liability for the company to provide such reserve due to disposal of a subsidiary. The balance of paid-up statutory reserve was $13,821 and $23,514 as of March 31, 2021 and 2020, respectively.